UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2018

AGILITI HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20086	41-0760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300 Minneapolis, Minnesota 55439-2604
(Address of Principal Executive Offices) (Zip code)

952-893-3200

(Registrant’s telephone number, including area code)

Universal Hospital Services, Inc.

(Former name or former address, if changed since last report.)

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 27, 2018,  Universal Hospital Services, Inc., a Delaware corporation (the “Company”), issued a press release announcing the change in the Company’s name and brand identity to “Agiliti”  to be effective on December 3, 2018.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 3, 2018, the Company filed with the Secretary of State of the State of Delaware an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the legal name from “Universal Hospital Services, Inc.” to “Agiliti Health, Inc.”

Additionally, effective December 3, 2018, the Company adopted an amendment to the Company’s Amended and Restated Bylaws, adopted as of May 31, 2007, to reflect the new legal name.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – See Exhibit Index

Exhibit Index

Exhibit No.Description

3.1Certificate of Amendment to the Amended and Restated Certificate of Incorporation

3.2Amendment No. 1 to the Amended and Restated Bylaws

99.1Press release issued November 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Agiliti Health, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agiliti Health, Inc.

By:	/s/ James B. Pekarek
James B. Pekarek
Executive Vice President and
Chief Financial Officer

Date: December 3, 2018